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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2004

Ameriquest Mortgage Securities Inc.
(Exact name of registrant as specified in its charter)

Delaware                         333-118137                     33-0885129
(State or other jurisdiction    (Commission                   (IRS Employer
of incorporation)               File Number)                Identification No.)

1100 Town & Country Road, Suite 1100
Orange, California                                        92868
 (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code  (714) 564-0660


(Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 8 - Other Events

Item 8.01 Other Events.

     The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2002 and 2003, and for each of the years in the three-year period ended December 31, 2003, are included in this Form 8-K. The financial statements as of December 31, 2003 and for the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP. The financial statements as of December 31, 2002 and for each of the years in the two-year period ended December 31, 2002 have been audited by KPMG LLP. The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their respective audit reports on such financial statements in this Form 8-K and the registration statement (No. 333-118137) relating to Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2004-R11 and to their being referred to as "experts" in the Prospectus Supplement, are attached hereto, as Exhibit 23.1 in the case of KPMG LLP and as Exhibit 23.2 in the case of Ernst & Young LLP. The financial statements of FGIC as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003 are attached hereto as Exhibit 99.1.

     In addition, the unaudited financial statements of FGIC as of June 30, 2004 and for the three-month and six-month periods ended June 30, 2004 and 2003 are attached hereto as Exhibit 99.2.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No. Description

23.1 Consent of KPMG LLP, independent public accounting firm of FGIC and Subsidiaries.
23.2 Consent of Ernst & Young LLP, independent public accounting firm of FGIC and Subsidiaries.
99.1 Financial statements of FGIC as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003.
99.2 Financial statements of FGIC as of June 30, 2004 and December 31, 2003, and for the three-month and six-month periods ended June 30, 2004 and 2003.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2004


                                      AMERIQUEST MORTGAGE SECURITIES INC.


                                      By: /s / John P. Grazer
                                         ---------------------------------
                                      Name: John P. Grazer,
                                      Title: Authorized Signatory